Supplement Dated December 9, 2013

To

Prospectuses Dated April 29, 2013

This supplement is intended for distribution with prospectuses dated April 29, 2013 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Corporate VUL Protection VUL 2012 Survivorship Variable Universal Life	Majestic VULX Majestic Survivorship VULX Majestic VCOLIX

Portfolio Mergers

Effective after the close of business on December 6, 2013, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
All Cap Value	Fundamental Large Cap Value
Core Allocation Plus	Core Strategy
Disciplined Diversification	Core Strategy
Fundamental Holdings	Core Strategy
Global Diversification	Core Strategy
Smaller Company Growth	Small Cap Opportunities

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after December 5, 2013. You should disregard any reference in your product prospectus to the Acquired Portfolios.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-141692	333-152409	333-141693
333-148991	333-148992
333-151630	333-151631
333-152406	333-152407
333-153252	333-152408
333-179570	333-153253
333-157213
333-179571
333-131139

VLI ProdSupp VL1 12/2013

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